SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 1, 1999

                           AMF BOWLING WORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    001-12131                   13-3873272
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

                    8100 AMF Drive, Richmond, Virginia          23111
               (Address of principal executive offices)       (Zip Code)


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Item 5.  Other Events

On November 1, 1999, the registrant announced certain financial results for the quarter and nine months ended September 30, 1999. A copy of the announcement is attached as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits

Exhibit               Description
-------               -----------

99.1 Announcement regarding financial results for the quarter and nine months ended September 30, 1999.






                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      November 1, 1999                  AMF BOWLING WORLDWIDE, INC.

                                             By: /s/ Stephen E. Hare
                                                 -----------------------------
                                                 Stephen E. Hare
                                                 Executive Vice President and
                                                 Chief Financial Officer